UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): April 15, 2011
Nexstar Broadcasting Group, Inc. (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
Delaware (State or other jurisdiction of incorporation)	000-50478 (Commission File Number)	23-3083125 (IRS Employer Identification No.)
5215 N. O’Connor Blvd., Suite 1400 Irving, Texas 75039 (Address of Principal Executive Offices, including Zip Code)
(972) 373-8800 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 15, 2011, Nexstar Broadcasting, Inc. (“Nexstar Broadcasting”), an indirect wholly-owned subsidiary of Nexstar Broadcasting Group, Inc. (“Nexstar”), entered into an amendment to its senior secured credit facility. The amendment expands Nexstar Broadcasting’s Term Loan B by $50 million to $149.5 million, allows the proceeds of the credit facility to be used to refinance its outstanding Senior Notes and those held by Nexstar Finance Holdings, Inc. (“Nexstar Holdings”), a wholly-owned subsidiary of Nexstar, and retains its incremental term loan capacity of $100 million. The amendment also provides for payment of normal and customary fees and expenses.

The net proceeds of the additional Term Loan B funding will be used to redeem the remaining $33.2 million of Nexstar Holdings’ 11.375% Senior Discount Notes due 2013, for future repurchases of outstanding notes and for general corporate purposes. The funding of the additional $50 million Term Loan B will close concurrently with the redemption of Nexstar Broadcasting’s 11.375% Senior Discount Notes due 2013 on May 15, 2011.

The foregoing description is qualified in its entirety by reference to the text of the amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 8.01.  Other Events.

On April 15, 2011, Nexstar Holdings notified its bond holders of its election to redeem, on May 15, 2011, the remaining $33.2 million balance of its 11.375% Senior Discount Notes due 2013 at the redemption price of 100.0% of the outstanding amount thereof together with accrued and unpaid interest on the notes to the redemption date.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description
10.1
Fourth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of April 15, 2011, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR BROADCASTING GROUP, INC.

Date: April 21, 2011	By: Name: Title:	/s/ Thomas E. Carter Thomas E. Carter Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fourth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of April 15, 2011, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several Banks parties thereto.